UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28,2001




                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




--------------------------------------------------------------------------------
             Delaware                    1-12074                72-1235413
   (State or other jurisdiction      (Commission File       (I.R.S. employer
 of incorporation or organization)        Number)          identification no.)
--------------------------------------------------------------------------------


    625 E. Kaliste Saloom Road
        Lafayette, Louisiana                                  70508
(Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (337) 237-0410

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibit 99.1 - Press Release dated February 28, 2001

Item 9.    REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2 of Form 8-K the information in this report (including exhibit 99.1) shall not be deemed "filed" for purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                            STONE ENERGY CORPORATION



Date: March 2, 2001                 By:       /s/James H. Prince
                                         ------------------------------
                                                 James H. Prince
                                             Chief Financial Officer